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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John A. Thain, Robert J. Katz, Gregory K. Palm and David A. Viniar and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, to do any and all things and to execute any and all instruments that such attorney deems necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the registration under the Securities Act of up to 60,000,000 shares of Common Stock of The Goldman Sachs Group, Inc. (the "Company") for a secondary offering by Sumitomo Bank Capital Markets, Inc. and/or Kamehameha Activities Association and/or certain former partners of The Goldman Sachs Group, L.P. and/or certain current or former employees of the Company and its affiliates and subsidiaries and/or the donees or other successors in interest of any of the above, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name, in his or her respective capacity as a member of the Board of Directors or officer of the Company, to a registration statement in such form as may be appropriate to be filed with the Commission as any of them deems appropriate, to any and all amendments (including post-effective amendments) to such registration statement, to any related registration statements under Rule 462 of the Securities Act and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have duly subscribed this Power of Attorney this fifth day of July, 2000:

     TITLE                                           SIGNATURE
     -----                                           ---------

Director, Chairman of the Board and         /s/ HENRY M. PAULSON, JR.
  Chief Executive Officer                   ---------------------------------
  (Principal Executive Officer)                 Henry M. Paulson, Jr.

Director and Vice Chairman                  /s/ ROBERT J. HURST
                                            ----------------------------------
                                                Robert J. Hurst

Director, President and Co-Chief            /s/ JOHN A. THAIN
  Operating Officer                         ----------------------------------
                                                John A. Thain

Director, President and Co-Chief            /s/ JOHN L. THORNTON
  Operating Officer                         ----------------------------------
                                                John L. Thornton

Director                                    /s/ SIR JOHN BROWNE
                                            ----------------------------------
                                                Sir John Browne

Director                                    /s/ JOHN H. BRYAN
                                            ----------------------------------
                                                John H. Bryan

Director                                    /s/ JAMES A. JOHNSON
                                            ----------------------------------
                                                James A. Johnson

Director                                    /s/ RUTH J. SIMMONS
                                            ----------------------------------
                                                Ruth J. Simmons

Director                                    /s/ JOHN L. WEINBERG
                                            ----------------------------------
                                                John L. Weinberg

Chief Financial Officer
(Principal Financial Officer)               /s/ DAVID A. VINIAR
                                            ----------------------------------
                                                David A. Viniar

Principal Accounting Officer                /s/ SARAH G. SMITH
                                            ----------------------------------
                                                Sarah G. Smith